EXHIBIT 32.1

CERTIFICATION of CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Lingerie Fighting Championships, Inc. on Form 10-Q for the quarter ended March 31, 2018 (the “Form 10-Q”) as filed with the Securities and Exchange Commission. Shaun Donnelly, Chief Executive Officer of the Company, does hereby certify, pursuant to §906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350), that to his knowledge:

1. The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operation of Lingerie Fighting Championships, Inc.

/s/ Shaun Donnelly
Shaun Donnelly Chief Executive Officer
Principal Executive Officer

Dated: August 16, 2018

This certification accompanies the Form 10-Q pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.